SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-12
JOHN HANCOCK INVESTMENT TRUST
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

John Hancock Investment Management

Please vote today

We need your input on an important proposal that affects your investment.

Online
www.proxyvote.com

Phone
1-800-690-6903

Mail
Sign and return the enclosed voting card

A company of Manulife Investment Management

October 20, 2020
Please vote today.
Dear shareholder:
I am writing to ask you to approve a proposal that affects John Hancock Infrastructure Fund. As a registered shareholder, you would be voting on behalf of the fund shares you own.
Approve greater flexibility in the fund’s investment management
We are asking shareholders to approve an update of the fund’s investment restrictions. The update better aligns the fund’s investment restrictions with the fund’s investment strategy to invest at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets. Specifically, the update would provide greater flexibility when selecting infrastructure company investments. We recommended this change to your fund’s Trustees, and they agreed it was in the best interests of shareholders.
How to vote
A special shareholder meeting to vote on this proposal has been scheduled for December 18, 2020. In light of the COVID-19 pandemic, the meeting will be a virtual meeting held via telephone only.
Attending the meeting via telephone
Shareholders of the fund may attend the meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 624 413 215#)
Note that this meeting is limited to shareholders of the fund.
Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting by phone, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:
Online: www.proxyvote.com
Phone: 1-800-690-6903
Mail: by returning the enclosed proxy card(s)
Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

John Hancock Investment Management

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

A company of Manulife Investment Management

October 20, 2020
Please vote today.
Dear shareholder:
I am writing to ask you to approve a proposal that affects John Hancock Infrastructure Fund. As a registered shareholder, you would be voting on behalf of the fund shares you own.
Approve greater flexibility in the fund’s investment management
We are asking shareholders to approve an update of the fund’s investment restrictions. The update better aligns the fund’s investment restrictions with the fund’s investment strategy to invest at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets. Specifically, the update would provide greater flexibility when selecting infrastructure company investments. We recommended this change to your fund’s Trustees, and they agreed it was in the best interests of shareholders.
How to vote
A special shareholder meeting to vote on this proposal has been scheduled for December 18, 2020. In light of the COVID-19 pandemic, the meeting will be a virtual meeting held via telephone only.
Attending the meeting via telephone
Shareholders of the fund may attend the meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 624 413 215#)
Note that this meeting is limited to shareholders of the fund.
Please read the enclosed proxy statement, and vote your shares as described below. While you may attend the meeting by phone, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:
Online: by visiting the website on your proxy card(s) and entering your control number
Phone: by calling the number listed on your proxy card(s)
Mail: by returning the enclosed proxy card(s)
Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

JOHN HANCOCK INFRASTRUCTURE FUND
a series of JOHN HANCOCK INVESTMENT TRUST
200 Berkeley Street
Boston, Massachusetts 02116
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the shareholders of John Hancock Infrastructure Fund (the “Fund”):
Notice is hereby given that a special meeting of shareholders of the Fund will be held on Friday, December 18, 2020, at 10:00 A.M., Eastern Time (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.
Attending the Meeting via Telephone
Shareholders of the Fund may attend the Meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 624 413 215#)
Note that this Meeting is limited to shareholders of the Fund.
A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:
Proposal	To approve a change to the Fund’s fundamental policy regarding concentration to state that the Fund will invest over 25% of its assets in industries represented by infrastructure companies.
Any other business that may properly come before the Meeting or any adjournment of the Meeting.
The Board of Trustees recommends that you vote FOR the Proposal.
Each shareholder of record of the Fund as of the close of business on October 15, 2020, is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.
Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.
Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to Be Held on December 18, 2020:
The Proxy Statement is available at:
https://www.jhinvestments.com/resources/all-resources/other/john-hancock-infrastructure-fund-proxy-statement.
By order of the Board of Trustees, Christopher Sechler Secretary
October 20, 2020
Boston, Massachusetts

Your vote is important - Please vote your shares promptly.
Shareholders are invited to attend the Meeting by phone. Any shareholder who does not expect to attend the Meeting is urged to vote by:
(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.
In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.
INSTRUCTIONS FOR EXECUTING PROXY CARDS
The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.
Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).
All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).
INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
Read the enclosed Proxy Statement, and have your proxy card(s) handy.
Call the toll-free number indicated on your proxy card(s).
Enter the control number found on the front of your proxy card(s).
Follow the recorded instructions to cast your vote.
INSTRUCTIONS FOR VOTING BY INTERNET
Read the enclosed Proxy Statement, and have your proxy card(s) handy.
Go to the Web site on the proxy card(s).
Enter the control number found on the front of your proxy card(s).
Follow the instructions on the Web site.

JOHN HANCOCK INFRASTRUCTURE FUND,
a series of JOHN HANCOCK INVESTMENT TRUST
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2020
This Proxy Statement contains the information that a shareholder should know before voting on the proposal described in the notice. The Fund will furnish, without charge, a copy of its Annual Report and Semiannual Report to any shareholder upon request by writing to the Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling 1-800-225-5291.
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of John Hancock Investment Trust (the “Trust”) for use at the special meeting of shareholders of John Hancock Infrastructure Fund (the “Fund”), a series of the Trust. The special meeting will be held on Friday, December 18, 2020, at 10:00 A.M., Eastern Time (the “Meeting”). In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.
Attending the Meeting via Telephone
Shareholders of the Fund may attend the Meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 624 413 215#)
Note that this Meeting is limited to shareholders of the Fund.
The Board is soliciting proxies from shareholders with respect to the proposal set forth below.
Proposal	To approve a change to the Fund’s fundamental policy regarding concentration to state that the Fund will invest over 25% of its assets in industries represented by infrastructure companies.
The definitive Proxy Statement and proxy card are intended to be first mailed to shareholders on or about November 10, 2020.
The Fund’s Advisor, Administrator, Distributor, and Subadvisor
John Hancock Investment Management LLC (the “Advisor”), 200 Berkeley Street, Boston, Massachusetts, 02116, serves as the Fund’s investment advisor and administrator. An affiliate of the Advisor, John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Fund’s distributor. Wellington Management Company LLP (the “Subadvisor”), 280 Congress Street, Boston, Massachusetts 02210, serves as the Fund’s subadvisor.
Record Ownership
The Board has fixed the close of business on October 15, 2020 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, 34,592,186.511 shares of beneficial interest of the Fund were outstanding.
As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund. Information regarding shareholders that hold 5% or more of the Fund’s shares as of the Record Date is set forth in Appendix A to this Proxy Statement (“Outstanding Shares and Share Ownership”).

PROPOSAL — APPROVAL OF CHANGE TO THE FUNDAMENTAL POLICY REGARDING CONCENTRATION
Introduction
The Fund has adopted investment policies. Investment policies that can only be changed by a vote of shareholders are considered “fundamental.” The Investment Company Act of 1940, as amended (the “1940 Act”), requires that certain policies, such as the Fund’s concentration policy, be fundamental. The Board may elect to designate other policies as fundamental. The Fund refers to certain fundamental policies, including the concentration policy, as “investment restrictions.” The Fund’s current fundamental investment restrictions are set forth in the Fund’s registration statement in the Statement of Additional Information (the “SAI”).
Shareholders of the Fund are being asked to approve a change to the current fundamental investment restriction regarding concentration that applies to the Fund. The Advisor has recommended to the Board that this fundamental investment restriction be changed.
The purpose of the proposed change is to better align the Fund’s investment restriction with the investment strategy to invest at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets and would provide greater flexibility when selecting infrastructure company investments.
The risk of operating as a concentrated fund is that because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors. Accordingly, a concentrated fund may involve more risk than a fund that is not concentrated.
The Board has concluded that the proposed change to the concentration investment restriction is appropriate and will benefit the Fund and its shareholders. The Board unanimously recommends that shareholders of the Fund approve the proposed change.
If approved by the Fund’s shareholders, the change to the investment restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the change. Assuming that the proposed change is approved at the Meeting, the Fund expects to file a revision or supplement to its SAI on or about January 1, 2021.
If the proposed change is not approved by the Fund’s shareholders, the current fundamental investment restriction regarding concentration will remain in effect.
Change to Fundamental Restriction Regarding Concentration
Under the 1940 Act, the Fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the Securities and Exchange Commission (the “SEC”) takes the position that any fund that invests more than 25% of its net assets in a particular industry (excluding the U.S. Government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry.
The following table sets forth the Fund’s current fundamental investment restriction regarding concentration and the proposed restriction.
Current Fundamental Restriction Regarding Concentration	Proposed Fundamental Restriction Regarding Concentration

The Fund will not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund will invest over 25% of its net assets in industries represented by infrastructure companies. The Fund will not invest more than 25% of its net assets in the securities of issuers in any other single industry or group of industries. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.

Discussion of Proposal. The proposed change permits investments in industries represented by infrastructure companies to exceed the prescribed limits under the 1940 Act and related regulatory interpretations. As noted above, the 1940 Act does not define what constitutes “concentration” in an industry, but the SEC has taken the position that investment of 25% or more of a fund’s net assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Fund’s proposed fundamental restriction regarding concentration is consistent with this interpretation.
The risk of operating as a concentrated fund is that because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors. Accordingly, a concentrated fund may involve more risk than a fund that is not concentrated.

If the change to the Fundamental Restriction Regarding Concentration is approved, the Fund will simultaneously update its Principal Investment Strategies as shown below:
The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in global securities of companies with infrastructure-related assets. Because the fund normally invests more than 25% of its assets in global securities of infrastructure-related assets, the fund is considered to be “concentrated” in industries represented by infrastructure companies. For purposes of this policy, global securities include: common stock, depositary receipts, real estate securities (including real estate investment trusts (REITs)), master limited partnerships (MLPs) (up to a maximum of 25% of the fund’s net assets), preferred stock, rights, warrants, exchange-traded funds (ETFs), and debt securities (up to a maximum of 20% of the fund’s net assets). Also for purposes of this policy, infrastructure-related assets are long-lived physical assets that are held by companies, including financial holding companies, that engage in the ownership, management, construction, development, renovation, operation, use or financing of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets. Infrastructure assets are the physical structures, networks and systems which provide necessary services for the function, growth and development of society, including but not limited to utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies ~~transportation and shipping, energy and utilities, water and sewage, communication, and social assets (e.g., hospitals, schools, prisons, stadiums, courthouses, subsidized housing)~~.
The Board, including all the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, or the Subadvisor (the “Independent Trustees”), recommends that the Fund’s shareholders vote “FOR” the Proposal.
*  *  *
MISCELLANEOUS
Required Vote for Proposal
Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.
In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:
(1)	67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or
(2)	more than 50% of the outstanding voting securities of the Fund.
Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement.
Voting Procedures
In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.
Attending the Meeting via Telephone
Shareholders of the Fund may attend the Meeting using the dial-in instructions below:
(844) 303-4325 (Conference ID: 624 413 215#)
Note that this Meeting is limited to shareholders of the Fund.
All properly executed and timely received proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal. A proxy that is not timely received will not be voted.
Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the Trust; (ii) by a properly executed later-dated proxy received by the Secretary of the Trust; or (iii) by being present at the Meeting and notifying the Secretary of the Trust (without complying with any formalities) at any time before the proxy is voted that the shareholder wishes to vote. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.
Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a simple majority of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.
Shareholders are entitled to one vote for each share held and proportionate fractional votes for fractional shares held. No shares have cumulative voting rights.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a simple majority of the Fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a simple majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.
Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials will be borne by the Fund and are estimated to be $100,000.
Distribution and Solicitation of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trust; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge, an investor communications firm, has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $155,000. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Fund.
Telephone Voting
In addition to soliciting proxies by mail, by fax, by email or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.
A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide certain identifying information.
The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.
Alternatively, a shareholder may call the Fund’s Voice Response Unit to vote by taking the following steps:
•	Read the Proxy Statement and have your proxy card(s) at hand.
•	Call the toll-free-number located on your proxy card(s).
•	Enter the “control number” found on the front of your proxy card(s).
•	Follow recorded instructions to cast your vote.
With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.
Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.
To vote via the Internet:
•	Read the Proxy Statement and have your proxy card(s) at hand.
•	Go to the Web site on the proxy card(s).
•	Enter the “control number” found on the front of your proxy card(s).
•	Follow the instructions on the Web site.
To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.
Shareholders Sharing the Same Address
As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy, please contact the Fund by writing to 200 Berkeley Street, Boston, Massachusetts 02116, or by calling toll-free 1-800‐225‐5291. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters
The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF TRUSTEES
October 20, 2020,
Boston, Massachusetts
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

APPENDIX A — OUTSTANDING SHARES AND SHARE OWNERSHIP
To the best knowledge of the Trust, as of the Record Date, the following shareholders owned beneficially or of record 5% or more of the outstanding classes of shares of the Fund. A shareholder who owns beneficially more than 25% of any class of the Fund is deemed to be a control person of that class and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.
Name and Address	Share Class	Percentage Owned	Type of Ownership
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	A	63.13%	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	A	7.91%	Record
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	C	39.57%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	C	27.21%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	C	6.46%	Record
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	C	6.39%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	C	5.82%	Record
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	C	5.75%	Record
ATTN MUTUAL FUND ADMIN C/O LAIRD NORTON BANK ID# 568 SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	I	21.24%	Record
CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	I	17.62%	Record
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	I	12.17%	Record
A-1

Name and Address	Share Class	Percentage Owned	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	I	11.77%	Record
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	I	10.56%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	I	8.12%	Record
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	I	6.03%	Record
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	I	5.56%	Record
JHF II MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5022	NAV	53.62%	Beneficial
JHF II ALTERNATIVE ASSET ALLOCATION 200 BERKELEY ST BOSTON MA 02116-5022	NAV	27.47%	Beneficial
JHF II MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO 200 BERKELEY ST BOSTON MA 02116-5022	NAV	18.92%	Beneficial
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	R6	97.13%	Record
A-2

John Hancock Investment Management

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116 ■ 800-225-5291 ■ jhinvestments.com

438DPX 10/20

John Hancock Investment Management

John Hancock Investment Management Distributors LLC ▪ Member FINRA, SIPC
200 Berkeley Street ▪ Boston, MA 02116 ▪ 800-225-5291 ▪ jhinvestments.com

438SPX 10/20

JOHN HANCOCK
164 CORPORATE DRIVE
PORTSMOUTH, NH 03801

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25075-S10466

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. **AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.**

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on December 18, 2020

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

D25076-S10466

PROXY **PROXY**

JOHN HANCOCK INFRASTRUCTURE FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 18, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK INVESTMENT TRUST

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Jay Aronowitz, Ariel Ayanna, Sarah M. Coutu, John J. Danello, Thomas Dee, Phil Fontana, Kinga Kapuscinski, Nicholas J. Kolokithas, Suzanne Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Infrastructure Fund (the "Fund"), a series of John Hancock Investment Trust (the "Trust") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Trust (the "Meeting"), to be held on Friday, December 18, 2020, at 10:00 A.M., Eastern Time, and at any adjournment(s) of the Meeting. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held **via telephone only.**

Attending the Meeting via Telephone

(844) 303-4325 (Conference ID: **624 413 215#**)

All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 20, 2020 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.